UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Trillium Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1) Amount previously paid: N/A

(2) Form, Schedule or Registration Statement No.:

(3) Filing party:

(4) Date Filed:

If you need assistance in completing this Letter of Transmittal, please contact Computershare Investor Services Inc. at 1-800-564-6253 (North America) or 1-514-982-7555 (outside North America) or by email at corporateactions@computershare.com.

IN ORDER TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE PROPERLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC. IT IS IMPORTANT THAT YOU PROPERLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN.

BENEFICIAL SECURITYHOLDERS WHOSE SHARES OR WARRANTS ARE REGISTERED IN THE NAME OF AN INTERMEDIARY (A BANK, TRUST COMPANY, SECURITIES BROKER, TRUSTEE OR OTHER) SHOULD CONTACT THAT INTERMEDIARY FOR INSTRUCTIONS AND ASSISTANCE IN DEPOSITING THEIR SHARES AND/OR WARRANTS.

LETTER OF TRANSMITTAL

FOR USE BY REGISTERED HOLDERS OF COMMON SHARES, SERIES II NON-VOTING CONVERTIBLE FIRST PREFERRED SHARES, COMMON SHARE PURCHASE WARRANTS AND SERIES II NON-VOTING CONVERTIBLE FIRST PREFERRED SHARE PURCHASE WARRANTS OF

TRILLIUM THERAPEUTICS INC.

TO:	TRILLIUM THERAPEUTICS INC.
AND TO:	PFIZER INC.
AND TO:	PF ARGENTUM ACQUISITION ULC
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., AS DEPOSITARY

This Letter of Transmittal (the “Letter of Transmittal”) is for use by registered holders (collectively, the “Registered Securityholders”) of common shares (the “Common Shares”), Series II Non-Voting Convertible First Preferred Shares (the “Series II Shares”, together with the Common Shares, the “Shares”), Common Share purchase warrants (the “Common Share Warrants”) and Series II Share purchase warrants (the “Series II Warrants”, together with the Common Share Warrants, the “Warrants”) of Trillium Therapeutics Inc. (“Trillium”) in connection with the proposed arrangement (“Arrangement”) under the provisions of Division 5 of Part 9 of the Business Corporations Act (British Columbia) pursuant to which PF Argentum Acquisition ULC (the “Purchaser”), a wholly-owned indirect subsidiary of Pfizer Inc. (“Pfizer”) will acquire all of the outstanding shares of Trillium not already owned by Pfizer and its affiliates.

Capitalized terms used, but not defined in this Letter of Transmittal, shall have the meanings given to them in the management information circular of Trillium dated September 27, 2021 (the “Information Circular”). A copy of the Information Circular has been mailed to all Registered Securityholders and is also available under Trillium’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.

Upon completion of the Arrangement, the Shares will be transferred to the Purchaser and each Registered Securityholder (other than a Dissenting Securityholder) will be entitled to receive the Consideration for each Share and/or Warrant held as of the Effective Time in accordance with the Plan of Arrangement. In order for Registered Securityholders to receive the Consideration for their Shares and/or Warrants after the Arrangement has been completed, Registered Securityholders are required to deposit the certificate(s) representing the Shares and/or Warrants held by them, along with this properly completed and duly signed Letter of Transmittal, and all other applicable documents referenced herein, with Computershare Investor Services Inc. (the “Depositary” or “Computershare”) at the addresses set out on the last page of this Letter of Transmittal. A cheque representing the aggregate Consideration payable to a Registered Securityholder who has complied with the procedures set out herein will be, as soon as practicable after the Effective Date, and after the receipt of all required documents: (i) forwarded to the Registered Securityholder at the address specified in this Letter of Transmittal by first-class mail; or (ii) made available at the offices of the Depositary at which this Letter of Transmittal and the certificate(s) for the Shares and/or Warrants were delivered, for pickup by the Registered Securityholder, as requested by the Registered Securityholder in this Letter of Transmittal. Alternatively, a Registered Securityholder may receive their Consideration via payment by wire by providing Computershare with wire instructions in this Letter of Transmittal. Under no circumstances will interest accrue or be paid by the Purchaser, Pfizer, Trillium or the Depositary to persons depositing Shares and/or Warrants for the Consideration regardless of any delay in making such payment.

Please complete each of the steps set out below in order. Please carefully read the Instructions set out below before completing this Letter of Transmittal.

DEPOSIT OF COMMON SHARE CERTIFICATES

All Common Share holders must complete the following table.

The undersigned hereby delivers to the Depositary the enclosed certificate(s) representing Common Shares to be exchanged for the aggregate Consideration pursuant to and in accordance with the Plan of Arrangement, as described in detail in the Information Circular.

DESCRIPTION OF COMMON SHARES DEPOSITED
Certificate Number(s)	Name in which Common Shares are Registered	Number of Common Shares Deposited

TOTAL:

(If space is not sufficient, please attach a list in the above form.)

DEPOSIT OF SERIES II SHARE CERTIFICATES

All Series II Share holders must complete the following table.

The undersigned hereby delivers to the Depositary the enclosed certificate(s) representing Series II Shares to be exchanged for the aggregate Consideration pursuant to and in accordance with the Plan of Arrangement, as described in detail in the Information Circular.

DESCRIPTION OF SERIES II SHARES DEPOSITED
Certificate Number(s)	Name in which Series II Shares are Registered	Number of Series II Shares Deposited

TOTAL:

(If space is not sufficient, please attach a list in the above form.)

DEPOSIT OF COMMON SHARE WARRANT CERTIFICATES

All Common Share Warrant holders must complete the following table.

The undersigned hereby delivers to the Depositary the enclosed certificate(s) representing Common Share Warrants to be exchanged for the aggregate Consideration pursuant to and in accordance with the Plan of Arrangement, as described in detail in the Information Circular.

DESCRIPTION OF COMMON SHARE WARRANT CERTIFICATES DEPOSITED
Certificate Number(s)	Name in which Common Share Warrants are Registered	Number of Common Share Warrants Deposited	Election of Consideration Payment Calculation
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
TOTAL:

Note 1 – Cash payment equal to the amount by which the Consideration, in respect of each Common Share Warrant, exceeds the exercise price per Common Share of such Common Share Warrant, subject to applicable tax withholdings and other source deductions.

Note 2 – Cash payment equal to the Black Scholes value of a Common Share Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Common Share Warrant), in respect of each Common Share Warrant, subject to applicable tax withholdings and other source deductions. For the purposes of determining the amount of the cash payment, Trillium’s calculation of the Black Scholes value of a Common Share Warrant as at August 24, 2021, being the day immediately following the first public announcement of the Arrangement, is USD$18.06.

(If space is not sufficient, please attach a list in the above form.)

DEPOSIT OF SERIES II WARRANT CERTIFICATES

All Series II Warrant holders must complete the following table.

The undersigned hereby delivers to the Depositary the enclosed certificate(s) representing Series II Warrants to be exchanged for the aggregate Consideration pursuant to and in accordance with the Plan of Arrangement, as described in detail in the Information Circular.

DESCRIPTION OF SERIES II WARRANT CERTIFICATES DEPOSITED
Certificate Number(s)	Name in which Series II Warrants are Registered	Number of Series II Warrants Deposited	Election of Consideration Payment Calculation
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
❑ Option 1 (See Note 1) ❑ Option 2 (See Note 2)
TOTAL:

Note 1 – Cash payment equal to the amount by which the Consideration, in respect of each Series II Warrant, exceeds the exercise price per Series II Share of such Series II Warrant, subject to applicable tax withholdings and other source deductions.

Note 2 – Cash payment equal to the Black Scholes value of a Series II Warrant (as calculated pursuant to the terms and conditions of the certificate governing such Series II Warrant), in respect of each Series II Warrant, subject to applicable tax withholdings and other source deductions. For the purposes of determining the amount of the cash payment, Trillium’s calculation of the Black Scholes value of a Series II Warrant as at August 24, 2021, being the day immediately following the first public announcement of the Arrangement, is USD$18.06.

(If space is not sufficient, please attach a list in the above form.)

The certificate(s) described above are enclosed and the Registered Securityholder irrevocably deposits the Shares and/or Warrants represented by the above-mentioned certificates (the “Deposited Securities”) in exchange for the Consideration to which such holder is entitled pursuant to the Plan of Arrangement. The Registered Securityholder transmits the certificate(s) described above representing the Deposited Securities to be dealt with in accordance with this Letter of Transmittal.

AUTHORIZATION

The undersigned registered holder(s) of the Deposited Securities hereby:

1.	acknowledges receipt of the Information Circular;

2.	represents and warrants that the undersigned is (and immediately prior to the Effective Time will be) the legal owner and registered holder of the Deposited Securities and has (and immediately prior to the Effective Time will have) good title to the rights represented by the above mentioned certificates free and clear of all liens, charges, encumbrances, claims, adverse interests, restrictions, security interests and equities, together with all rights and benefits, and has (and immediately prior to the Effective Time will have) full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the certificates representing the Deposited Securities in accordance with the Plan of Arrangement;

3.	represents and warrants that the Deposited Securities are all of the Shares and/or Warrants owned of record, directly or indirectly, by the undersigned;

4.	represents and warrants that the Deposited Securities have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Securities to any other person, nor will any transfer of Deposited Securities be permitted prior to the Effective Time;

5.	represents and warrants that the information provided herein by the Registered Securityholder herein is true, accurate and complete;

6.	acknowledges that the covenants, representations and warranties of the undersigned contained herein shall survive the completion of the Arrangement;

7.	acknowledges that Trillium, Pfizer, and/or the Purchaser may be required to disclose personal information in respect of the undersigned and consents to disclosure of personal information in respect of the undersigned to: (i) stock exchanges or securities or other regulatory authorities; (ii) the Depositary; (iii) any of the parties to the Arrangement; and (iv) legal counsel to any of the parties to the Arrangement;

8.	acknowledges that all authority conferred, or agreed to be conferred by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon any heirs, personal representatives, successors and assigns of the undersigned;

9.	by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Shares and/or Warrants deposited pursuant to the Arrangement will be determined by the Purchaser in its sole discretion and the waiver of any defect or irregularity in the deposit of any Deposited Securities will be determined by the Purchaser in its sole discretion and that such determinations shall be final and binding and acknowledges that there shall be no duty or obligation on Trillium, the Purchaser, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice;

10.	covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of certificate(s) representing the Deposited Securities for the Consideration;

11.	surrenders to the Purchaser and/or Trillium, as applicable, effective at the Effective Time, all right, title and interest in and to the Deposited Securities and irrevocably appoints and constitutes the Purchaser as lawful agent, attorney and attorney-in-fact of the undersigned, with the full power of substitution to deliver the certificate(s) representing the Deposited Securities pursuant to the Arrangement, to effect the transfer of the Deposited Securities on the books of Trillium and execute and negotiate any cheques or other instruments representing any such distribution payable to or to the order of the undersigned;

12.	if not a resident of Canada, for purposes of the Income Tax Act (Canada), represents and warrants that the undersigned has not, and will not, at any time in the 60 month period preceding the effective date of the Arrangement, owned, or be deemed to own, either individually or together with: (i) persons with whom the undersigned does not deal at “arm’s length”, for purposes of the Income Tax Act (Canada), (ii) partnerships in which the undersigned or a person described in (i) holds an interest directly or indirectly through one or more partnerships, or (iii) any combination of such persons or partnerships, 25% or more of the issued shares of any class or series of the capital stock of Trillium;

13.	except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Securities and agrees that no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise will be granted with respect to such Deposited Securities;

14.	following completion of the Arrangement, directs and instructs the Depositary to issue or to cause to be issued the cheque, or the wire payment, representing the aggregate Consideration for the Deposited Securities payable in accordance with the Plan of Arrangement promptly after the Effective Time and unless otherwise indicated in this Letter of Transmittal under “Box B”, requests that the Depositary issue the cheque(s), or wire payment, in the name(s) of the Registered Securityholder(s). Similarly, unless otherwise indicated under “Box B”, the Registered Securityholder requests that the Depositary send the cheque(s) by first-class mail, by wire, or by such other means as the Depositary deems prudent to the Registered Securityholder at the address specified herein. If no address is specified, unless the Securityholder has requested that the cheque be held for pick-up at the office of the Depositary at which this Letter of Transmittal is deposited as indicated in this Letter of Transmittal under “Box A”, or has requested that the Consideration be paid by way of wire transfer as indicated in this Letter of Transmittal under “Box E”, the Registered Securityholder acknowledges that the Depositary will forward the cheque(s) to the address of the Registered Securityholder as shown on the register of Shares and/or Warrants maintained by Trillium’s transfer agent or Trillium;

15.	acknowledges that the undersigned will not receive payment in respect of the Deposited Securities until the certificate(s) representing the Deposited Securities, if applicable, owned by the undersigned are received by the Depositary at the address set forth below, together with this Letter of Transmittal and such additional documents as the Depositary or Trillium may require, and until the same are processed for payment by the Depositary. The undersigned further represents and warrants that the payment of the Consideration in respect of Deposited Securities will completely discharge any obligations of Trillium, the Purchaser and the Depositary with respect to the matters contemplated by this Letter of Transmittal; and

16.	acknowledges that if the Arrangement does not proceed, the enclosed certificate(s) representing the Deposited Securities will be: (i) returned forthwith to the undersigned in accordance with the delivery instructions in this Letter of Transmittal, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the register of Shares and/or Warrants maintained by Trillium’s transfer agent or Trillium; or (ii) if the undersigned has indicated in this Letter of Transmittal under “Box A”, held for pick-up at the office of the Depositary.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En utilisant la version anglaise de la présente lettre d’envoi, le soussigné est réputé avoir demandé que tout contrat atteste par l’arrangement, tel qu‘il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s‘y rapportant soient rédigés exclusivement en anglais. This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

[Please see next page for Delivery, Currency Election and Residency Declaration]

BOX A

ENTITLEMENT DELIVERY

All cash entitlement payments will be issued and mailed to your existing registration unless otherwise stated. If you would like your cheque or wire issued to a different name or address, please complete BOX B and refer to INSTRUCTIONS 1 & 4.

❑ MAIL CHEQUE TO ADDRESS ON RECORD (DEFAULT)

❑ MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)

❑ HOLD CHEQUE FOR PICKUP AT COMPUTERSHARE’S OFFICE IN TORONTO

SEE INSTRUCTION SECTION 12 FOR OFFICE ADDRESS

❑ DELIVER FUNDS VIA WIRE* (COMPLETE BOX E)

BOX B

ISSUE PAYMENT IN THE NAME OF*:

❑CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)

(NAME)

(STREET NUMBER & NAME)

(CITY AND PROVINCE/STATE)

(COUNTRY AND POSTAL/ZIP CODE)

(TELEPHONE NUMBER (BUSINESS HOURS)

(SOCIAL INSURANCE/SECURITY NUMBER)

* IF THIS NAME OR ADDRESS IS DIFFERENT FROM YOUR REGISTRATION, PLEASE PROVIDE SUPPORTING TRANSFER REQUIREMENTS (SEE INSTRUCTION SECTION 1 & 4)

BOX C

CURRENCY ELECTION

ALL CASH PAYMENTS WILL BE ISSUED IN U.S. DOLLARS UNLESS OTHERWISE ELECTED BELOW PRIOR TO THE EFFECTIVE DATE. AFTER THE EFFECTIVE DATE, ALL PAYMENTS WILL BE ISSUED IN U.S. DOLLARS, REGARDLESS OF ANY ELECTIONS BELOW.

❑ Issue my cash entitlement payment(s) in Canadian Dollars (CAD)

Cash amounts will be denominated in U.S. Dollars. However, a Registered Securityholder can instead elect to receive payment in Canadian Dollars by checking the appropriate box in this Box C, in which case such Registered Securityholder will have acknowledged and agreed that the exchange rate for one U.S. Dollar expressed in Canadian Dollars will be based on the prevailing market rate(s) available to the Depositary on the date of the currency conversion. All risks associated with the currency conversion from U.S. Dollars to Canadian Dollars, including risks relating to change in rates, the timing of exchange or the selection of a rate for exchange, and all costs incurred with the currency conversion are for the Registered Securityholder’s sole account and will be at such holder’s sole risk and expense, and none of Trillium, the Purchaser, Pfizer or the Depositary or their affiliates are responsible for any such matters.

By electing to receive payment in another currency, the undersigned acknowledges that (a) the exchange rate used will be the rate established by Computershare, in its capacity as foreign exchange service provider to Trillium, on the date the funds are converted; (b) the risk of any fluctuation in such rate will be borne by the undersigned; and (c) Computershare may earn commercially reasonable spread between its exchange rate and the rate used by any counterparty from which it purchases the elected currency. Failure to make an election by the Effective Date will result in any cash payment under the arrangement being paid in U.S. Dollars. If no election is made, the undersigned acknowledges that all cash payments made to the undersigned shall be paid in U.S. Dollars.

BOX D

RESIDENCY DECLARATION

ALL REGISTERED SECURITYHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT.

The undersigned represents that:

❑ The beneficial owner of the Deposited Securities deposited herewith is a U.S. Securityholder.

❑ The beneficial owner of the Deposited Securities deposited herewith is not a U.S. Securityholder.

A “U.S. Securityholder” is any Registered Securityholder who is either (i) providing an address in Box A that is located within the United States or any territory or possession thereof, or (ii) a “U.S. person” for the United States federal income tax purposes as defined in Instruction 11 below. If you are a U.S. person or acting on behalf of a U.S. person, then in order to avoid backup withholding of U.S. federal income tax you must provide a complete IRS Form W-9 (enclosed) or otherwise provide certification that the U.S. person is exempt from backup withholding, as provided in the instructions. If you are not a U.S. Securityholder as defined in (ii) above, you must complete an appropriate Form W-8.

BOX E

WIRE PAYMENT*

*PLEASE NOTE THAT THERE IS A $100 BANKING FEE ON WIRE PAYMENTS, SUCH FEE SHALL BE SUBTRACTED FROM THE TOTAL CONSIDERATION OWED TO YOU. ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST

*IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, COMPUTERSHARE WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED

Please provide email address and phone number in the event that we need to contact you for corrective measures:

EMAIL ADDRESS: ____________________________________________________ PHONE NUMBER: __________________________

**Beneficiary Name(s) that appears on the account at your financial institution – this MUST be the same name and address that your shares are registered to

**Beneficiary Address (Note: PO Boxes will not be accepted) **City **Province/State **Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address      **City **Province/State **Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES

**Bank Account No.      Bank No. & Transit No. (Canadian Banks) ABA/Routing No. (US Banks)

(3 digits & 5 digits)	(9 digits)

SWIFT or BIC Code	IBAN Number	Sort Code (GBP)

(11 characters – if you only have eight, put ‘XXX’ for the last three)

Additional Notes and special routing instructions:

** Mandatory fields

BOX F LOST CERTIFICATES

If some or all of your Share and/or Warrant certificates have been lost, stolen or destroyed, the Registered Securityholder has the following two options:

Option #1: If a Share and/or Warrant certificate has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with an affidavit describing the loss to the Depositary. The Depositary (in respect of the Common Shares) or Trillium (in respect of the Series II Shares and Warrants) will respond with the replacement requirements. As a condition precedent to any such delivery by the Depositary or Trillium, such Registered Securityholder shall have indemnified Trillium and the Depositary in a manner satisfactory to Trillium and/or the Depositary, against any claim that may be made against Trillium or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise have taken such actions as may be required by the articles of Trillium or the Warrant certificate, as applicable.

Option #2: Alternatively, Registered Securityholders who have lost, stolen, or destroyed their Common Share certificate(s) may participate in Computershare’s blanket bond program with Aviva Insurance Company of Canada by completing the below Premium Calculation, and submitting the applicable certified cheque, bank draft or money order made payable to Computershare Investor Services Inc.

If your lost Common Share certificate(s) forms part of an estate or trust, or are valued at more than CAD $200,000.00, please contact Computershare for additional instructions. Any person who, knowingly and with intent to defraud any insurance company or other person, files a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

Premium Calculation:

_________________ (# of Common Shares) X USD $0.56 = Premium Payable $_______________ ]

NOTE: Payment NOT required if premium is less than USD$5.00. The option to replace your certificate by completing Option #2 will expire on December 31, 2021. After this date, you must contact Computershare for alternative replacement options.

STATEMENT OF LOST CERTIFICATES:

The undersigned (solitarily, jointly and severally, if more than one) represents and agrees to the following: (i) the undersigned is (and, if applicable, the registered owner of the original share and/or warrant certificate(s) (“Original(s)”), at the time of their death, was) the lawful and unconditional owner of the Original(s) and is entitled to the full and exclusive possession thereof; (ii) the missing certificate(s) representing the Original(s) have been lost, stolen or destroyed, and have not been endorsed, cashed, negotiated, transferred, assigned, pledged, hypothecated, encumbered in any way, or otherwise disposed of; (iii) a diligent search for the certificate(s) has been made and they have not been found; and (iv) the undersigned makes this statement for the purpose of transferring or exchanging the Original(s) (including, if applicable, without probate or letters of administration or certification of estate trustee(s) or similar documentation having been granted by any court), and hereby agrees to surrender the certificate(s) representing the Original(s) for cancellation should the undersigned, at any time, find the certificate(s).

The undersigned hereby agrees, for myself and my heirs, assigns and personal representatives, in consideration of the transfer or exchange of the Original(s), to completely indemnify, protect and hold harmless Trillium, the Purchaser, Pfizer, Computershare and Aviva Insurance Company of Canada, each of their lawful successors and assigns, and any other party to the transaction (the “Obligees”), from and against all losses, costs and damages, including court costs and attorneys’ fees that they may be subject to or liable for in respect of the cancellation and/or replacement of the Original(s) and/or the certificate(s) representing the Original(s) and/ or the transfer or exchange of the Originals represented thereby, upon the transfer, exchange or issue of the Originals and/or a cheque for any cash payment. The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. The undersigned acknowledges and agrees that a fee of USD$0.56 per Common Share represented by any lost, stolen, or destroyed Common Share certificate is payable by the undersigned. Surety protection for the Obligees is provided under Blanket Lost Original Instruments/Waiver of Probate or Administration Bond No. 35900-16 issued by Aviva Insurance Company of Canada.

registered SECURITYHOLDER Signatures

This box must be signed by Registered Securityholder(s) exactly as the name(s) appear(s) on the certificate(s) representing the Deposited Securities or by transferee(s) of original registered holder(s) authorized to become new registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the information described in Instruction 4. Please refer to Instructions 1 and 4 below.

Registered Securityholder Information	Guarantee of Signature(s) (if required under Instruction 1)
Signature of Registered Securityholder(s) or authorized representative	Authorized Signature on behalf of an Eligible Institution

Name of Registered Securityholder (please print or type)	Name of Guarantor (please print or type)

Address of Registered Securityholder (please print or type)	Address of Guarantor (please print or type)

Telephone No. (Business hours)
Social Insurance Number or Tax Identification Number	Please refer to Instructions 1 and 4 below when completing this box.
Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER” ABOVE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Centre or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 24% of all reportable consideration to be delivered to me thereafter may be withheld until I provide a number.

(Signature of U.S. Securityholder)	(Date)

INSTRUCTIONS

1.	Guarantee of Signatures

Except as provided below in Instruction 4 – Signatures on Letter of Transmittal, Powers and Endorsements, no signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of the Deposited Securities surrendered herewith and payment of the Consideration is to be made to the registered holder(s) of the Deposited Securities. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Securities or if payment is to be made or sent to a person other than the registered owner(s) of the Deposited Securities, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution). See also Instruction 4 – Signatures on Letter of Transmittal, Powers and Endorsements.

An “Eligible Institution” means a Canadian schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

2.	Delivery of Letter of Transmittal and Certificates

This Letter of Transmittal (or a manually signed facsimile thereof) is to be completed by the registered holder(s) of the certificate(s) representing Deposited Securities submitted with this Letter of Transmittal. Certificates of all physically delivered Deposited Securities, as well as a properly completed and duly executed Letter of Transmittal in the appropriate form, should be received by the Depositary at the address set forth on the last page hereof in order to facilitate prompt delivery of the aggregate Consideration commencing on or after the Effective Date. The method of delivery of the certificate(s) representing Deposited Securities is at the option and risk of the person transmitting the certificate(s). Delivery will be deemed effective, and risk of loss and title to the certificate(s) or book-entry shares will pass, only when those certificate(s) are actually received by the Depositary or those book-entry shares are actually surrendered to the Depositary, as applicable. Trillium and the Purchaser recommend that these documents be delivered by hand to the Depositary and a receipt be obtained for the documents or, if mailed, that registered mail be used (with proper insurance and an acknowledgment of receipt requested). If you are not in possession of the certificate(s) representing Deposited Securities, please see Box F of this Letter of Transmittal. Shares held in book-entry form are un-certificated and need not be submitted (although this Letter of Transmittal must still be completed).

3.	Inadequate Space

If the space provided in this Letter of Transmittal is inadequate, the certificate number(s) and the number of Deposited Securities represented by the certificate(s) should be listed on a separate list attached to this Letter of Transmittal, which separate list must be signed by the Registered Securityholder.

4.	Signatures on Letter of Transmittal, Powers and Endorsements

If this Letter of Transmittal is signed by the Registered Securityholder of the Deposited Securities transmitted by this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the Deposited Securities transmitted by this Letter of Transmittal are held of record by two or more joint owners, all the owners must sign this Letter of Transmittal. If any transmitted Deposited Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations or certificates. If Deposited Securities are registered in different forms (e.g. “Joe Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

If this Letter of Transmittal or any certificates or powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, those persons should so indicate when signing, and proper evidence satisfactory to the Depositary or Trillium of their authority to act should be submitted. If this Letter of Transmittal is signed by the Registered Securityholder(s) evidenced by the certificate(s) listed and submitted with this Letter of Transmittal, no endorsements of certificates or separate powers are required unless the cheque(s), or wire payments, are to be issued to a person other than the Registered Securityholder(s). Signatures on those certificate(s) or powers must be guaranteed in the manner specified in Instruction 1 – Guarantee of Signatures. If this Letter of Transmittal is signed by a person other than the Registered Securityholder(s) evidenced by certificate(s) listed and submitted by this Letter of Transmittal, the certificate(s) must be endorsed or accompanied by appropriate share transfer or stock transfer powers of attorney, in either case signed exactly as the name or names of the Registered Securityholder(s) appear on the certificate(s). Signatures on such certificate(s) or powers must be guaranteed in the manner specified in Instruction 1 – Guarantee of Signatures.

5.	Payment and Delivery Instructions

If the cheque(s), or wire payments, are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if the cheque(s), or wire payments, are to be sent to someone other than the person(s) signing this Letter of Transmittal or if the cheque(s), or wire payments, are to be sent to an address other than that shown herein, the appropriate boxes on this Letter of Transmittal should be completed. If the cheque(s), or wire payments, are to be issued in different names, provide instruction within this Letter of Transmittal under “Box B” clearly indicating which instructions apply to each type of payment method. See also Instruction 1 - Guarantee of Signatures.

6.	Requests for Assistance or Additional Copies

Questions and requests for assistance with respect to this Letter of Transmittal may be directed to the Depositary and additional copies of the Information Circular and/or this Letter of Transmittal may be obtained upon request without charge from the Depositary at the telephone number(s) and address set forth on the last page of this Letter of Transmittal. The Information Circular and this Letter of Transmittal are also available on Trillium’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.

7.	Correction of or Change in Name

For a correction of name or for a change in name which in either case does not involve a change in ownership, proceed as follows: (i) for a change of name by marriage, etc., the surrendered certificate(s) representing Deposited Securities should be endorsed, e.g., “Mary Doe, now by marriage Mrs. Mary Jones,” with the signature guaranteed by an Eligible Institution; and (ii) for a correction in name, the surrendered certificate(s) should be endorsed, e.g., “James E. Brown, incorrectly inscribed as J.E. Brown,” with the signature guaranteed by an Eligible Institution. See Instructions 1 – Guarantee of Signatures and Instruction 4 – Signatures on Letter of Transmittal, Powers and Endorsements.

8.	Time Limitation

The Plan of Arrangement provides that any certificate formerly representing Shares and Warrants that is not deposited, together with all other documents required under the Plan of Arrangement, on or before the sixth anniversary of the Effective Date and any right or claim to receive the cash payment under the Plan of Arrangement that remains outstanding on such day shall cease to represent a right or claim by or interest of any kind or nature including the right of a former Registered Securityholder to receive the Consideration pursuant to the Plan of Arrangement (and any interest, dividends or other distributions thereon) shall terminate and be deemed to be surrendered and forfeited to the Purchaser or Trillium, as applicable, or any successor entity, for no consideration. In such case, any cash (including any interest, dividends or other distributions) shall be returned the Purchaser.

9.	Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Deposited Securities received by the Depositary or Trillium will be: (i) returned to you forthwith in accordance with your delivery instructions in this Letter of Transmittal or, failing such address being specified, to the Registered Securityholder at the last address of the Registered Securityholder as it appears on the register of Shares or Warrants of Trillium; or (ii) if the Registered Securityholder has indicated in this Letter of Transmittal under “Box A”, held for pick-up at the office of the Depositary.

10.	Miscellaneous

(a)	No alternative, conditional or contingent deposits will be accepted. All Registered Securityholders by execution of this Letter of Transmittal waive any right to receive any notice of acceptance of Deposited Securities for payment.

(b)	The Purchaser reserves the right, if it so elects, in its absolute discretion, to instruct the Depositary or Trillium to waive any defect or irregularity contained in any Letter of Transmittal received by it.

11.	U.S. Federal Income Tax and Backup Withholding

The following does not constitute a summary of the tax consequences of the Arrangement and Registered Securityholders should consult with their tax advisors regarding the tax consequences to the Arrangement as well as any elections that may be available to mitigate certain possible adverse U.S. tax consequences.

Each Registered Securityholder that is a “U.S. person,” as defined below, is required to provide the Depositary or Trillium with a correct Taxpayer Identification Number (“TIN”) on the Form W-9 which is provided within this Letter of Transmittal and to certify whether such holder is subject to backup withholding of federal income tax. If such holder is an individual, the TIN is his or her Social Security Number. If a Registered Securityholder that is a U.S. person has been notified by the IRS that such holder is subject to backup withholding, such Registered Securityholder must cross out item 2 in Part II of the Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding.

You are a “U.S. person” if you are: (a) an individual citizen or resident alien of the United States as determined for U.S. federal income tax purposes; (b) a corporation (including an entity classified as a corporation) or partnership (including an entity classified as a partnership) created in the United States or under the laws of the United States or any state or the District of Columbia; (c) an estate the income of which is subject to United States federal income tax regardless of its source; or (d) a trust if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust; or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN or Employer Identification Number in Part I of the Form W-9, specify its “exempt payee code” and exemption from FATCA reporting code, as applicable, in the ”Exemptions” box in accordance with the instructions to Form W-9, and sign and date the form.

If a Registered Securityholder that is a U.S. person has not been issued a TIN and has applied for one or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN Part I of the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in the Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 24% of all consideration due to such holder in connection with the Arrangement until a TIN is provided to the Depositary.

If the Form W-9 is not applicable to a holder because such holder is not a U.S. person, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury to avoid U.S. federal backup withholding tax. An appropriate IRS Form W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or other form) may be obtained from the Depositary, or at http://www.irs.gov.

Trillium reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligations regarding backup withholding.

A REGISTERED SECURITYHOLDER WHO FAILS TO PROPERLY COMPLETE THE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR APPROPRIATE FORM W-8, AS APPLICABLE, MAY BE SUBJECT TO PENALTIES IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 24% ON ANY CONSIDERATION SUBJECT TO TAX DUE TO SUCH HOLDER IN CONNECTION WITH THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A CLAIM FOR REFUND WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

IN ALL CASES, TAX FORMS SHOULD BE COMPLETED IN ACCORDANCE WITH INSTRUCTIONS FROM THE IRS AVAILABLE AT WWW.IRS.GOV. PLEASE CONSULT YOUR INDEPENDENT LEGAL, ACCOUNTING OR FINANCIAL ADVISOR REGARDING ANY QUESTIONS.

EACH REGISTERED SECURITYHOLDER IS URGED TO CONSULT HIS, HER OR ITS TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH A FORM W-9 OR APPROPRIATE FORM W-8, AS APPLICABLE, OR IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING.

YOU ARE HEREBY NOTIFIED THAT ANY DISCUSSION OF TAX MATTERS SET FORTH IN THIS LETTER OF TRANSMITTAL WAS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY PERSON, FOR THE PURPOSE OF AVOIDING TAX-RELATED PENALTIES UNDER FEDERAL, STATE OR LOCAL TAX LAW.

12.	Cheque Pickup Location

Cheques may be picked up at the Computershare office location set forth below. Pick-up instructions must be selected in this Letter of Transmittal under Box A. Below is the applicable Computershare office location:

Toronto
100 University Ave 8th Floor, North Tower Toronto ON M5J 2Y1

13.	Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you-from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. Computershare may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where we share your personal information with other companies to provide services to you, we ensure they have adequate safeguards to protect your personal information. We also ensure the protection of rights of data subjects under the General Data Protection Regulation, where applicable. We have prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact our Chief Privacy Officer. It is available at our website, www.computershare.com, or by writing to us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

By signing the filled-out form, you: Certify that the TIN you are giving is correct (or you are waiting for a number to be issued), Certify that you are not subject to backup withholding, or Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: An individual who is a U.S. citizen or U.S. resident alien; A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; An estate (other than a foreign estate); or A domestic trust (as defined in Regulations section 301.7701-7). Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income. In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States. In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity; In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. The treaty article addressing the income. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. The type and amount of income that qualifies for the exemption from tax. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: You do not furnish your TIN to the requester, You do not certify your TIN when required (see the instructions for Part II for details), The IRS tells the requester that you furnished an incorrect TIN, The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. Also see Special rules for partnerships, earlier. What is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships*, earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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Offices of the Depositary

COMPUTERSHARE INVESTOR SERVICES INC.

By Registered Mail, Hand or Courier

Toronto, Ontario 8th Floor, 100 University Ave Toronto, Ontario M5J 2Y1 Canada
Attention: Corporate Actions

By Mail Computershare Investor Services Inc. PO Box 7021 31 Adelaide Street East Toronto, Ontario M5C 3H2 Attention: Corporate Actions

Inquiries

Toll Free (North America): 1-800-564-6253

Outside North America: 1-514-982-7555

E-mail: corporateactions@computershare.com

Website: www.computershare.com

Any questions and requests for assistance may be directed by Registered Securityholders to the Depositary at the telephone number and locations set out above.

Delivery of this Letter of Transmittal to any address other than as set forth above will not constitute good delivery.